UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2005

Park-Ohio Holdings Corp.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	000-03134 (Commission File No.)	34-1867219 (I.R.S. Employer Identification Number)

23000 Euclid Avenue
Cleveland, Ohio 44117
(Address of principal executive offices)

(216) 692-7200
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

     On March 11, 2005, the Company issued a press release announcing its 2004 year end results. The press release is attached hereto as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Park-Ohio Holdings Corp. Press Release, dated March 11, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park-Ohio Holdings Corp. (Registrant)

Date: March 11, 2005	By:	/s/ Richard P. Elliott

Richard P. Elliott Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Park-Ohio Holdings Corp. Press Release, dated March 11, 2005.